--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                                 HICKORY PORTFOLIO

                                                    SEMI-ANNUAL

                                                       REPORT

                                                   SEPTEMBER 30, 1996

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008

                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes our results for the nine month period ended September 30, 1996, the one year periods ended December 31, 1995, 1994, 1993, and the period since inception. The table also sets forth average annual total return data for the fund for the one year period ended September 30, 1996, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                          DIFFERENCE
PERIOD ENDED                          HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
------------------------------------  -------------  ------------  ------------------------

Sept. 30, 1996 (9 Mos.)                     20.8%          13.5%               7.3%

Dec. 31, 1995                               40.5           37.5                3.0

Dec. 31, 1994                              -17.3            1.3              -18.6

Dec. 31, 1993                               34.1           10.1               24.0

Since Inception (Jan. 1, 1993)
 Cumulative                                 88.1           74.0               14.1

Compound Annual
 Average Return                             18.3           15.9                2.4

The Portfolio's average annual total return for the one year period ending September 30, 1996, and for the period since inception (January 1, 1993) was 21.3% and 18.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of an initial $100,000 investment in Hickory, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

                                    9/30/96
                               HICKORY PORTFOLIO
                   COMPARISON OF CHANGE IN VALUE OF $100,000
                   INVESTMENT IN HICKORY PORTFOLIO & S&P 500

               HICKORY      S&P 500
             -----------  -----------
              VALUE OF     VALUE OF
  PERIOD      $100,000     $100,000
-----------  -----------  -----------
12/31/92     $   100,000  $   100,000
01/31/93     $   109,800  $   100,835
02/28/93     $   113,000  $   102,208
03/31/93     $   111,470  $   104,363
04/30/93     $   102,130  $   101,840
05/31/93     $   107,010  $   104,555
06/30/93     $   107,690  $   104,860
07/31/93     $   110,900  $   104,437
08/31/93     $   119,500  $   108,390
09/30/93     $   120,390  $   107,558
10/31/93     $   128,220  $   109,782
11/30/93     $   124,220  $   108,739
12/31/93     $   134,062  $   110,053
01/31/94     $   132,004  $   113,791
02/28/94     $   129,836  $   110,704
03/31/94     $   122,739  $   105,884
04/30/94     $   121,569  $   107,243
05/31/94     $   122,690  $   108,996
06/30/94     $   116,808  $   106,326
07/31/94     $   116,099  $   109,815
08/31/94     $   123,019  $   114,308
09/30/94     $   121,713  $   111,517
10/31/94     $   120,150  $   114,013
11/30/94     $   113,488  $   109,865
12/31/94     $   110,886  $   111,491
01/31/95     $   111,325  $   114,380
02/28/95     $   115,922  $   118,832
03/31/95     $   117,615  $   122,333
04/30/95     $   117,299  $   125,933
05/31/95     $   123,792  $   130,954
06/30/95     $   131,904  $   133,993
07/31/95     $   139,180  $   138,434
08/31/95     $   148,752  $   138,779
09/30/95     $   155,065  $   144,633
10/31/95     $   148,519  $   144,116
11/30/95     $   153,098  $   150,435
12/31/95     $   155,754  $   153,332
01/31/96     $   163,839  $   158,545
02/29/96     $   165,921  $   160,018
03/31/96     $   165,348  $   161,558
04/30/96     $   169,045  $   163,938
05/31/96     $   177,809  $   168,157
06/30/96     $   182,123  $   168,798
07/31/96     $   167,366  $   161,344
08/31/96     $   178,872  $   164,751
09/30/96     $   188,114  $   174,020

This information represents past performance of the Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                    SEPTEMBER 30, 1996 - SEMI-ANNUAL REPORT

                                                          October 9, 1996

Dear Fellow Shareholders:

      Despite a rocky July in the overall stock market, Hickory's return in the third quarter was reasonably good. The table below summarizes the recent performance of Hickory and the S&P 500 (including reinvested dividends).

                                HICKORY          S&P 500
PERIOD                       TOTAL RETURN     TOTAL RETURN
--------------------------  ---------------  ---------------
Third Quarter 1996                  3.3%             3.1%

First 9 Months 1996                20.8%            13.5%

Last 12 months
 (10-1-95 to 9-30-96)              21.3%            20.3%

REVIEW AND OUTLOOK

      My concerns about the stock market were finally vindicated in July, when stocks had their worst month since 1990. Small cap growth stocks were particularly hard hit. The bad news did not last long, however. Gains in August and September more than made up for July's losses. In the final analysis, the quarter was actually a little better than average. The S&P 500 returned 3.1 percent during the quarter, which works out to an annual compound return of 13.0 percent. I still believe stocks will generally return about 10 percent per year over the very long run.

      Investors could, I suppose, reach two conclusions based on the behavior of stocks this quarter: stocks are volatile and buy on dips. I agree completely with the first conclusion, but I have serious concerns about the second. Any study of historical stock trends would show that stocks fluctuate a great deal. We, as investors, need to constantly remind ourselves that a ten or twenty percent drop in the value of our stock investments is not only NOT a surprising occurrence, it is something that we should always EXPECT to happen sooner or later. In the long run stocks give higher returns than other investments but you get these returns because stocks have greater risk. I think this trade-off is a very good one for a long-term investor, but each of us needs to decide for ourselves that the reward is worth the risk.

      The second conclusion, buy on dips, is a shorthand way of saying that every decrease in stock prices is a good opportunity to buy stocks because stocks always retrace their losses and reach new highs. I think this conclusion, as it is used by many investors today, is a serious mistake. They are failing to consider two important factors, valuation and timing. As a value investor, I do view the decline in stock price of an attractive company from undervalued to grossly undervalued as a great buying opportunity. I would much rather pay 40 cents than 50 cents for something that is worth a dollar. On the other hand, I view the opportunity to spend $1.50 instead of $2.00 for an item that is worth $1.00 to be no improvement whatsoever. We shouldn't expect an overvalued stock to ever return to its previous grossly overvalued state.

      I also believe that investors have come to expect an IMMEDIATE bounce back in stock prices. I think this is psychologically very dangerous. It is, I think, inevitable that at some point a 10 percent dip will be followed by a further 15 percent swoon. At that point I fear that many of today's stock market believers will lose faith and sell. I think it is much better to always concentrate on absolute values and NOT try to predict when the stock market will recognize that value. When you don't expect to be rewarded immediately it is easier to keep the faith when the stock market is slow to deliver.

      Hickory's performance during the quarter was a continuation of recent trends. Our financial stocks continued to shine and our media and telecommunications stocks continued to lag. I didn't make any major changes to the portfolio during the quarter. However, if these trends continue, it wouldn't be unreasonable to expect me to adjust Hickory's asset allocation to take advantage of the superior relative valuations that seem to exist in media stocks. Stay tuned.

      As to the future, my message is really no different than it was last quarter. I still believe that in the overall stock market, earnings are at risk and valuations are high. July's correction helped reduce speculative fever somewhat, but it was over much too quickly to do the job thoroughly. Initial public offerings are once again rising 40 percent or more on the first day of trading. I do not believe the risk of a major correction has been removed from the market.

      Hickory's long-term prospects continue to look good. The strategy of buying growing value, priced at a discount has worked thus far, and I see nothing different on the horizon that would change the effectiveness of our approach.

      As always, I look forward to your questions. Thank you for your continuing support.

                                                          Sincerely,

                                                          /s/ Richard F. Lawson

                                                          Richard F. Lawson
                                                          Portfolio Manager

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES
OR UNITS                                                                                     COST       VALUE
---------                                                                                 ----------  ----------
           COMMON STOCKS -- 92.9%
           BANKING -- 3.2%
    1,000  Wells Fargo & Co.                                                              $   88,506  $  260,000
                                                                                          ----------  ----------

           CABLE TELEVISION -- 12.7%
   22,000  Adelphia Communications Corp. CL A*                                               163,625     222,750
   19,000  Comcast Corporation CL A                                                          291,177     292,125
   23,000  Tele-Communications, Inc. CL A*                                                   367,217     343,562
    6,000  Tele-Communications Liberty Media CL A*                                           133,169     171,750
                                                                                          ----------  ----------
                                                                                             955,188   1,030,187
                                                                                          ----------  ----------
           CONSUMER PRODUCTS AND SERVICES -- 5.3%
   46,000  American Classic Voyages Co.*                                                     377,562     431,250
                                                                                          ----------  ----------

           DIVERSIFIED INDUSTRIES -- 1.3%
    1,500  Lynch Corp.*                                                                      112,560     103,875
                                                                                          ----------  ----------

           FINANCIAL SERVICES -- 14.3%
   12,000  Capital One Financial Corp.                                                       272,571     358,500
    4,000  First USA, Inc.                                                                   180,345     221,500
   10,000  Imperial Credit Industries, Inc.*                                                  58,886     366,250
    5,000  Ocwen Financial Corp.*                                                             75,000     101,875
    2,500  Salomon, Inc.                                                                      99,838     114,063
                                                                                          ----------  ----------
                                                                                             686,640   1,162,188
                                                                                          ----------  ----------
           HEALTH CARE -- 3.3%
    7,500  Seafield Capital Corp.                                                            268,175     266,250
                                                                                          ----------  ----------

           MEDIA/OTHER -- 7.4%
   15,000  Katz Media Group, Inc.*                                                           169,500     133,125
   30,000  Valassis Communications, Inc.*                                                    421,012     468,750
                                                                                          ----------  ----------
                                                                                             590,512     601,875
                                                                                          ----------  ----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 SHARES
OR UNITS                                                                                     COST       VALUE
---------                                                                                 ----------  ----------
           MORTGAGE BANKING -- 16.4%
   35,000  Countrywide Credit Industries, Inc.                                            $  547,546  $  896,875
   33,305  Resource Bancshares Mtg. Grp., Inc.                                               363,500     432,965
                                                                                          ----------  ----------
                                                                                             911,046   1,329,840
                                                                                          ----------  ----------
           REAL ESTATE AND CONSTRUCTION -- 4.5%
    6,000  Forest City Enterprises, Inc. CL A                                                197,678     294,000
    4,000  NHP, Inc.*                                                                         53,500      75,750
                                                                                          ----------  ----------
                                                                                             251,178     369,750
                                                                                          ----------  ----------
           REAL ESTATE INVESTMENT TRUSTS -- 12.2%
   27,031  Redwood Trust, Inc.                                                               430,715     864,992
    8,000  Thornburg Mortgage Asset Corp.                                                    120,480     130,000
                                                                                          ----------  ----------
                                                                                             551,195     994,992
                                                                                          ----------  ----------
           TELECOMMUNICATIONS SERVICES -- 12.3%
   12,000  360 Communication Co.*                                                            276,400     282,000
    9,000  Cellular Communications of Puerto Rico, Inc.*                                     238,526     229,500
   25,000  Centennial Cellular Corp. CL A*                                                   386,138     340,625
    5,000  CommNet Cellular, Inc.*                                                           133,125     144,375
                                                                                          ----------  ----------
                                                                                           1,034,189     996,500
                                                                                          ----------  ----------
           Total Common Stocks                                                             5,826,751   7,546,707
                                                                                          ----------  ----------

           WARRANTS -- 4.9%
   23,500  Redwood Trust, Inc., Expiring 12/31/97                                             92,548     399,500
                                                                                          ----------  ----------


  FACE
 AMOUNT
---------
           SHORT-TERM SECURITIES -- 2.1%
 $167,401  Norwest U.S. Government Money Market Fund, 5.0%                                   167,401     167,401
                                                                                          ----------  ----------
           Total Investments in Securities                                                $6,086,700   8,113,608
                                                                                          ----------  ----------
                                                                                          ----------
           Other Liabilities in Excess of Other Assets -- 0.1%                                             6,601
                                                                                                      ----------
           Total Net Assets -- 100.0%                                                                 $8,120,209
                                                                                                      ----------
                                                                                                      ----------
           Net Asset Value Per Share                                                                  $   17.707
                                                                                                      ----------
                                                                                                      ----------

*Non-income producing

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

Assets:
    Investment in securities at value
     (cost $6,086,700)                    $8,113,608
    Accrued interest and dividends
     receivable                               15,270
                                          ----------

            Total assets                   8,128,878
                                          ----------

Liabilities:
    Accrued expenses                           2,276
    Due to adviser                             6,393
                                          ----------

            Total liabilities                  8,669
                                          ----------

Net assets applicable to outstanding
 capital stock                            $8,120,209
                                          ----------
                                          ----------

Net assets represented by:
    Capital stock outstanding, at par
     (note 4)                                    459
    Additional paid-in capital             5,592,008
    Accumulated undistributed net
     investment loss                          (2,262)
    Accumulated undistributed net
     realized gains                          503,096
    Net unrealized appreciation of
     investments (note 5)                  2,026,908
                                          ----------

            Total representing net
             assets applicable to shares
             outstanding                  $8,120,209
                                          ----------
                                          ----------

Net asset value per share of outstanding
 capital stock
 (458,588 shares outstanding)             $   17.707
                                          ----------
                                          ----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

Investment income:
    Dividends                                      $ 46,456
    Interest                                          3,997
                                                   --------
        Total investment income                      50,453
                                                   --------

Expenses (note 3):
    Investment advisory fee               $35,980
    Administrative fee                      8,995
    Audit fee                               4,704
    Printing expense                        3,676
    Other expenses                          4,323
                                          -------
    Total expenses                                   57,678
    Less administrative fee waived and
     other expenses assumed
     by investment adviser                           (3,708)
                                                   --------
        Net expenses                                 53,970
                                                   --------

        Net investment income                        (3,517)
                                                   --------

Realized and unrealized gain on
 investments:
    Realized gain on investments                     52,274
    Net unrealized appreciation of
     investments                                    890,111
                                                   --------
            Net realized and unrealized
             gain on investments                    942,385
                                                   --------

            Net increase in net assets
             resulting from operations             $938,868
                                                   --------
                                                   --------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                              ENDED
                                          SEPT. 30, 1996     YEAR ENDED
                                           (UNAUDITED)     MARCH 31, 1996
                                          --------------   --------------
Increase in net assets:
    From operations:
        Net investment income (loss)        $   (3,517)      $    1,255
        Net realized gain                       52,274          543,395
        Unrealized appreciation                890,111        1,047,935
                                          --------------   --------------
            Net increase in net assets
             resulting from operations         938,868        1,592,585
                                          --------------   --------------

    Distributions to shareholders from:
        Net investment income                       --          (44,007)
        Net realized gain                           --          (23,785)
                                          --------------   --------------
            Total distributions                     --          (67,792)
                                          --------------   --------------

    Capital share transactions (note 4):
        Proceeds from sales                    966,331        1,866,882
        Payments for redemptions              (443,204)        (419,250)
        Reinvestment of distributions               --           66,521
                                          --------------   --------------

            Total increase from capital
             share transactions                523,127        1,514,153
                                          --------------   --------------

            Total increase in net assets     1,461,995        3,038,946
                                          --------------   --------------

Net assets:
    Beginning of period                      6,658,214        3,619,268
                                          --------------   --------------

    End of period                           $8,120,209       $6,658,214
                                          --------------   --------------
                                          --------------   --------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated.

                                                           SIX MONTHS
                                                          ENDED SEPT.                 YEAR ENDED MARCH 31,
                                                            30, 1996      ---------------------------------------------
                                                          (UNAUDITED)       1996++++          1995            1994
                                                         --------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   15.564      $     11.257    $     12.227    $     11.147
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 (0.008)            0.004          (0.008)         (0.290)
  Net gains or losses on securities (realized and
   unrealized)                                                  2.151             4.504          (0.508)          1.420
                                                         --------------   -------------   -------------   -------------
  Total from investment operations                              2.143             4.508          (0.516)          1.130
LESS DISTRIBUTIONS:
  Dividends from net investment income                             --            (0.136)             --           0.083
  Distributions from realized gains                                --            (0.065)         (0.454)         (0.133)
                                                         --------------   -------------   -------------   -------------
  Total distributions                                              --            (0.201)         (0.454)         (0.050)
                                                         --------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD                             $   17.707      $     15.564    $     11.257    $     12.227
                                                         --------------   -------------   -------------   -------------
                                                         --------------   -------------   -------------   -------------
TOTAL RETURN                                                    13.8%+            40.6%          (4.2)%           10.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period                                  $8,120,209        $6,658,214      $3,619,268      $2,499,365
Ratio of net expenses to average net assets++                   1.50%*            1.50%           1.50%           1.50%
Ratio of net investment income (loss) to average net
 assets                                                       (0.10)%*            0.02%         (0.17)%         (2.92)%
Portfolio turnover rate                                           12%               28%             20%             29%
Average commission rate paid (per share)                      $0.0485+++

                                                           JAN. 1, 1993
                                                          (INCEPTION) TO
                                                          MARCH 31, 1993
                                                         -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   10.000
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.014)
  Net gains or losses on securities (realized and
   unrealized)                                                   1.161
                                                         -----------------
  Total from investment operations                               1.147
LESS DISTRIBUTIONS:
  Dividends from net investment income                              --
  Distributions from realized gains                                 --
                                                         -----------------
  Total distributions                                               --
                                                         -----------------
NET ASSET VALUE, END OF PERIOD                              $   11.147
                                                         -----------------
                                                         -----------------
TOTAL RETURN                                                     11.5%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period                                   $1,583,672
Ratio of net expenses to average net assets++                    1.19%*
Ratio of net investment income (loss) to average net
 assets                                                        (0.65)%*
Portfolio turnover rate                                             0%
Average commission rate paid (per share)

*   Annualized
+   Not annualized
++ Absent voluntary waivers, the expense ratio would have been 1.61% for the year ended March 31, 1996 and 1.60% (annualized) for the six months ended September 30, 1996.
+++  Required by regulations issued in 1995.
++++ Calculated using average daily shares.
                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1996, the Fund had four series: the Hickory Portfolio, the Value Portfolio, the Fixed Income
    Portfolio, and the Government Money Market Portfolio. The accompanying financial statements present the financial position and results of operations of the Hickory Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a)Valuation of Investments

       Investments  are  carried  at  market  determined  using  the   following
       valuation methods:

       - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

       - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

       - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors or a committee of the Board.

       All securities are valued in accordance with the above noted policies at the close of each business day.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 1996, such options are authorized.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b)Federal Income Taxes

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the funds.

    (c)Security Transactions

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (d)Dividend Policy

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e)Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the six months ended September 30, 1996.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1996, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .10% was waived.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

    The Fund pays directors (other than directors who are also officers of the Adviser) an annual retainer of $2,000 and fees of $800 per board meeting attended and $200 per audit committee meeting attended, which are allocated to the various portfolios. During the six months ended September 30, 1996, the Hickory Portfolio paid directors' fees of $316.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Portfolio shares, of which 458,588 shares are outstanding at September 30, 1996. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other portfolio.

    Transactions in the capital stock of the Portfolio are summarized as follow:

                                                                      SIX MONTHS ENDED
                                                                       SEPT. 30, 1996      YEAR ENDED
                                                                         (UNAUDITED)     MARCH 31, 1996
                                                                      -----------------  --------------
Transactions in shares:
  Shares issued.....................................................         58,526           129,659
  Shares redeemed...................................................        (27,744)          (28,893)
  Distributions reinvested..........................................             --             5,526
                                                                            -------           -------
    Net increase....................................................         30,782           106,292
                                                                            -------           -------
                                                                            -------           -------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $1,304,258 and $878,899, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1996, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,219,699 and $192,791, respectively.

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                                       15

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.